American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Equity Index Fund
Supplement dated December 5, 2012 ¡ Summary Prospectus and Prospectus dated August 1, 2012

At a meeting held on December 4, 2012, the Board of Directors approved management’s plan to liquidate the fund on March 26, 2013.

The fund will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on January 25, 2013.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may need to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. As a result, the fund may not be fully pursuing stated investment objectives.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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